Events occurring after the reporting period	6 Months Ended
Jun. 30, 2024
Events Occurring After The Reporting Period [Abstract]
Events occurring after the reporting period	Events occurring after the reporting period
On July 17 2024, a subsidiary of the Company, Exscientia AI, and Apeiron announced that they had entered into an Asset Purchase Agreement, IP Assignment Agreement, Subscription Agreement and Share Surrender Agreement, pursuant to which Exscientia AI acquired the full rights to the intellectual property in GTAEX617 and took full operational control of the CDK7 inhibitor programme (the “IP Rights”) for the purpose of continuing Exscientia AI’s own independent research, development and commercialisation efforts. Concurrent to the transaction, Exscientia AI and Apeiron terminated the Collaboration Agreement, dated July 1, 2021, by and between the Exscientia AI and Apeiron.
24.    Events occurring after the reporting period (continued)

As consideration for the IP Rights, Exscientia AI made an upfront payment to Apeiron in the amount of $10 million and forgave Apeiron of all outstanding debt, totalling $6.4 million. The Company also issued Apeiron $10 million of the Company’s equity in the form of restricted American Depositary Shares, each representing one ordinary share, nominal value £0.0005 per share. In addition, Exscientia AI surrendered 9,173,021 ordinary shares with a par value of $0.00001 each and 1,549,942 Series Pre-A preferred shares with a par value of $0.00001 each that Exscientia AI holds in Apeiron Therapeutics, Inc. with no consideration being due from Apeiron to Exscientia AI or the Company.

Pursuant to the Asset Purchase Agreement, Exscientia AI will pay Apeiron a single digit royalty, net of any applicable withholding taxes, if Exscientia AI or a third party commercialises GTAEX617. Exscientia AI will take on all development costs and shall also pay Apeiron a single digit percentage of any outlicensing income received by Exscientia AI or its affiliates if Exscientia AI enters into an outlicensing agreement with a third party.

On August 8, 2024, the Company entered into a transaction agreement with Recursion. The transaction agreement provides that, subject to customary closing conditions (including the requisite approval of each of the Company’s shareholders and Recursion’s stockholders) Recursion will acquire the Company’s entire issued and to be issued share capital pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006.

On August 12, 2024, the Group reached an agreement with the landlord of one of its leased premises to return the lease in question from that date. A payment of £700,000 has been made upon the return of the lease, representing settlement of all outstanding obligations in relation to the premises. This agreement constitutes an adjusting post balance sheet event, and accordingly the Group has recorded an impairment to the ROU asset relating to the leased premises of £707,000.